UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  August 31, 2010

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2010, USEC Inc. (“USEC” or the “Company”) entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with Toshiba Corporation (“Toshiba”) and Babcock & Wilcox Investment Company (“B&W” and together with Toshiba, the “Investors”), in connection with the consummation of the first closing under the Securities Purchase Agreement (the “Purchase Agreement”) dated as of May 25, 2010, between USEC and the Investors.  Toshiba assigned its rights and obligations as an Investor to purchase Series B-1 Preferred and Warrants (as defined below) pursuant to the Purchase Agreement to Toshiba America Nuclear Energy Corporation, a subsidiary of Toshiba.

The first closing of $75.0 million occurred on September 2, 2010.  At the first closing, the Investors purchased 75,000 shares of Series B-1 12.75% Convertible Preferred Stock, par value $1.00 per share (“Series B-1 Preferred”), and Warrants to purchase 6.25 million shares of Class B Common Stock, par value $.10 per share (“Class B Common”), at an exercise price of $7.50 per share.  The creation of the Class B Common will require USEC stockholder approval, so the Warrants will, in lieu thereof, until such USEC stockholder approval and related regulatory approvals have been obtained, be exercisable for 6,250 shares of a newly created Series C Convertible Participating Preferred Stock, par value $1.00 per share (the “Series C Preferred,” and together with the Series B Preferred, the “Preferred Stock”), at an exercise price of $7,500.00 per share.

The Purchase Agreement provides for the Company’s issuance and sale to the Investors, for an aggregate amount of $200.0 million, in three phases subject to various terms and conditions, (1) shares of Series B-1 Preferred, (2) shares of Series B-2 11.5% Convertible Preferred Stock, par value $1.00 per share (“Series B-2 Preferred” and, together with the Series B-1 Preferred, the “Series B Preferred”), and (3) warrants to purchase up to 12.5 million shares of a Class B Common at an exercise price of $7.50 per share (each, a “Warrant” and collectively, the “Warrants”) (the transactions contemplated by the Purchase Agreement, the “Transactions”).  The Purchase Agreement provides that the Transactions will occur in three phases upon the satisfaction at each phase of certain closing conditions. Toshiba and B&W will invest equally in each of the phases up to $100 million each in the aggregate.  Additional details regarding the Purchase Agreement and the Transactions were previously provided in the Current Report on Form 8-K filed by the Company on May 25, 2010, and are incorporated herein by reference.

As previously described in the Company’s Current Report on Form 8-K filed by the Company on May 25, 2010, the Investor Rights Agreement provides the Investors with certain rights and obligations, including as follows:

•
Following the third closing, so long as either Investor maintains its minimum equity holdings, the holders of Preferred Stock have special approval rights for a dissolution or liquidation of the Company.

•
The Investors are granted preemptive rights in connection with the Company’s issuance of any new preferred stock or other senior equity securities, subject to customary limitations and cutbacks, and excluding any third party financing that may be necessary for a U.S. Department of Energy (“DOE”) loan guarantee closing.

•
The Company will file a “resale” registration statement covering all of the shares of Preferred Stock and common stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (collectively, the “Registrable Securities”).  If the Company files a registration statement relating to the sale of its equity securities, the holders of Registrable Securities may elect to include in the registration statement their Registrable Securities, subject to customary limitations and cutbacks.

•
Each Investor will be subject to a standstill, subject to customary exceptions, until such time as such Investor ceases to own any Company securities or nine months after the Investors are no longer entitled to appoint a director.

The foregoing summary is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 10.1 to this report.

In connection with the first closing of the Transactions, on September 2, 2010, American Centrifuge Holdings, LLC (“ACP Holdings”), a wholly owned subsidiary of USEC, and Babcock & Wilcox Technical Services Group, Inc. (“B&W TSG”), a subsidiary of The Babcock & Wilcox Company, entered into the operating agreement (the “Operating Agreement”) for American Centrifuge Manufacturing, LLC (“American Centrifuge Manufacturing”), a manufacturing joint venture.  USEC and B&W TSG also agreed on a non-binding term sheet, including pricing, for the supply by American Centrifuge Manufacturing of centrifuges and related equipment for the American Centrifuge project.  The Operating Agreement contains conditions to effectiveness that have not yet been satisfied relating to third-party funding for the construction of the American Centrifuge plant and the execution and delivery of agreements contemplated by the non-binding term sheet, including an equipment supply agreement, a guarantee by The Babcock & Wilcox Company supporting American Centrifuge Manufacturing’s obligations under the equipment supply agreement, and a long term supply agreement.  Once the Operating Agreement becomes effective, American Centrifuge Manufacturing will be owned 55% by ACP Holdings and 45% by B&W TSG.  Upon the occurrence of certain events, including as an alternative to dissolution of American Centrifuge Manufacturing following an unresolved dispute between the parties, ACP Holdings will have a call right to acquire B&W TSG’s membership interests, B&W TSG will have a put right to require ACP Holdings to acquire its membership interests, and ACP Holdings will be obligated to pay a break-up fee under certain circumstances as described in the Operating Agreement.

The foregoing summary is qualified in its entirety by reference to the full text of the Operating Agreement, which is filed as Exhibit 10.2 to this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

On September 2, 2010, the Company issued and sold to the Investors, for an aggregate purchase price of $75 million, 75,000 shares of Series B-1 Preferred and Warrants to purchase 6.25 million shares of Class B Common (or Series C Preferred in lieu thereof). The issuance and sale of the Series B-1 Preferred and Warrants was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.  The Company did not engage in any general solicitation or advertising with regard to the issuance and sale of the Series B-1 Preferred or Warrants and did not offer securities to the public in connection with the issuance and sale.

The information contained in this report is neither an offer to sell nor a solicitation of offers to purchase securities of the Company.  The issuance of the Series B-1 Preferred and Warrants by the Company in connection with the first closing of the Transactions was not registered under the Securities Act and the Series B-1 Preferred and Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Series B-1 Preferred has the terms and preferences, including with respect to conversion, described in Item 1.01 to the Company’s Current Report on Form 8-K filed on May 25, 2010.  Such summary is qualified in its entirety by reference to the full text of the Certificate of Designation of Series B-1 12.75% Convertible Preferred Stock filed as Exhibit 3.1 to this report.

The Warrants are exercisable at any time from January 1, 2015 to December 31, 2016.  If, at the time the Warrants are exercised, the approvals for the creation of the Class B Common have not been obtained, the Warrants will be exercisable for shares of Series C Preferred.  The Warrants have the other terms described in Item 1.01 to the Company’s Current Report on Form 8-K filed on May 25, 2010.  Such summary is qualified in its entirety by reference to the full text of the Warrants filed as Exhibits 4.1 and 4.2 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Retirement of John R. Hall

On August 31, 2010, Mr. John R. Hall, age 77, informed the Board of Directors of the Company that he will retire as a director effective upon the first closing of the Transactions.  Mr. Hall has been a director since 1998.

(d)  Election of Hiroshi Sakamoto and Michael S. Taff to the Board of Directors

On September 2, 2010, Mr. Hiroshi Sakamoto and Mr. Michael S. Taff became members of the Board of Directors of the Company.  Under the Purchase Agreement and related transaction documents, Toshiba America Nuclear Energy Corporation, a subsidiary of Toshiba, and B&W, as the holders of the Series B-1 Preferred, have the right to elect a total of two directors of the Company, effective upon the first closing of the Transactions.

Mr. Sakamoto will serve on the Company’s Regulatory and Government Affairs Committee and Mr. Taff will serve on the Company’s Technology and Competition Committee.

Mr. Sakamoto, age 54, has served as Senior Vice President and General Manager, Toshiba Nuclear Energy Holdings (US) Inc., a subsidiary of Toshiba Corporation, since April 2007.  Since April 2008, Mr. Sakamoto has also served as Senior Vice President and Board Director, Toshiba America Nuclear Energy Corporation, also a subsidiary of Toshiba Corporation. Mr. Sakamoto joined Toshiba Corporation in April 1981 and has held a variety of positions of increasing responsibility over his career, including Vice President for Nuclear Business Development from April 2003 to September 2009 and Senior Manager for Nuclear Energy Engineering from October 2001 to March 2003 at Toshiba International Corporation, a subsidiary of Toshiba Corporation focusing on the energy business.  Mr. Sakamoto has a Bachelors Degree and a Masters Degree in Nuclear Engineering from Kyoto University.

Mr. Taff, age 48, has served as Senior Vice President and Chief Financial Officer of The Babcock & Wilcox Company since its spin-off from McDermott International, Inc. in July 2010.  From April 2007 until that date, he served as Senior Vice President and Chief Financial Officer of McDermott. Previously, he was Vice President and Chief Accounting Officer of McDermott since June 2005, Vice President and Chief Financial Officer of HMT Inc. (an engineering and construction company) from June 2004 to June 2005, and Vice President and Corporate Controller of Philip Services Corporation (a provider of industrial, environmental, transportation and container services) from September 1994 to May 2004.

The information set forth in Item 1.01 above with respect to American Centrifuge Manufacturing is incorporated herein by reference. In addition, B&W TSG is currently one of the key suppliers for the American Centrifuge Plant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 2, 2010, the Company amended its certificate of incorporation by filing with the Secretary of State of the State of Delaware (1) a Certificate of Designation of Series B-1 12.75% Convertible Preferred Stock creating the Series B-1 Preferred (the “Series B-1 Preferred Certificate”) and (2) a Certificate of Designation of Series C Convertible Participating Preferred Stock creating the Series C Preferred (the “Series C Preferred Certificate”).  A copy of the Series B-1 Preferred Certificate and the Series C Preferred Certificate are filed as Exhibit 3.1 and Exhibit 3.2 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 2, 2010, the Company and the Investors issued a joint press release announcing the completion of the first closing of the Transactions.  A copy of the joint press release is attached as Exhibit 99.1 hereto.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information provided in this current report on Form 8-K contains “forward-looking statements” – that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For USEC, factors that could cause our actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to: risks related to the deployment of the American Centrifuge technology, including risks related to performance, cost, schedule and financing; our success in obtaining a loan guarantee for the American Centrifuge Plant, including our ability to address the technical and financial concerns raised by the U.S. Department of Energy (“DOE”); our ability to raise capital beyond the $2 billion of DOE loan guarantee funding for which we have applied; the impact of the demobilization of the American Centrifuge project and uncertainty regarding our ability to remobilize the project and the potential for termination of the project; our ability to meet milestones under the June 2002 DOE-USEC Agreement related to the deployment of the American Centrifuge technology; risks related to the completion of the Transactions, including our ability to satisfy the significant closing conditions in the securities purchase agreement governing the Transactions and the impact of a failure to consummate the Transactions on our business and prospects; certain restrictions that may be placed on our business as a result of the transactions with Toshiba and B&W; our ability to satisfy the conditions to the effectiveness of the Operating Agreement for American Centrifuge Manufacturing and difficulties in the operation of the American Centrifuge Manufacturing joint venture; our ability to achieve the benefits of any strategic relationships with Toshiba and B&W; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Investors are urged to carefully review and consider the various disclosures made in our filings with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number                      Description

3.1	Certificate of Designation of Series B-1 12.75% Convertible Preferred Stock.

3.2	Certificate of Designation of Series C Convertible Participating Preferred Stock.

4.1	Warrant to purchase 3,125,000 shares of Class B Common Stock or 3,125 shares of Series C Convertible Participating Preferred Stock issued to Toshiba America Nuclear Energy Corporation.

4.2	Warrant to purchase 3,125,000 shares of Class B Common Stock or 3,125 shares of Series C Convertible Participating Preferred Stock issued to Babcock & Wilcox Investment Company.

10.1	Investor Rights Agreement, dated as of September 2, 2010, by and among USEC Inc., Toshiba Corporation, and Babcock & Wilcox Investment Company.

10.2
Limited Liability Company Agreement of American Centrifuge Manufacturing, LLC dated as of September 2, 2010 between American Centrifuge Holdings, LLC and Babcock & Wilcox Technical Services Group, Inc. (Certain information has been omitted and filed separately pursuant to a request for confidential treatment under Rule 24b-2).

99.1	Joint press release, dated September 2, 2010, issued by USEC Inc. and the Investors announcing the first closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

September 2, 2010	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number                       Description

3.1	Certificate of Designation of Series B-1 12.75% Convertible Preferred Stock.

3.2	Certificate of Designation of Series C Convertible Participating Preferred Stock.

4.1	Warrant to purchase 3,125,000 shares of Class B Common Stock or 3,125 shares of Series C Convertible Participating Preferred Stock issued to Toshiba America Nuclear Energy Corporation.

4.2	Warrant to purchase 3,125,000 shares of Class B Common Stock or 3,125 shares of Series C Convertible Participating Preferred Stock issued to Babcock & Wilcox Investment Company.

10.1	Investor Rights Agreement, dated as of September 2, 2010, by and among USEC Inc., Toshiba Corporation, and Babcock & Wilcox Investment Company.

10.2
Limited Liability Company Agreement of American Centrifuge Manufacturing, LLC dated as of September 2, 2010 between American Centrifuge Holdings, LLC and Babcock & Wilcox Technical Services Group, Inc. (Certain information has been omitted and filed separately pursuant to a request for confidential treatment under Rule 24b-2).

99.1	Joint press release, dated September 2, 2010, issued by USEC Inc. and the Investors announcing the first closing.